UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2005

THE SANDS REGENT
(Exact name of registrant as specified in its charter)

Commission File Number:  0-14050

NV	880201135
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

345 N. Arlington Avenue, Reno, NV 89509
(Address of principal executive offices, including zip code)

775 348 2224
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On November 21, 2005, the Company issued a press release announcing its results of operations and financial condition for the first quarter ended September 30, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

This information and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SANDS REGENT

Date: November 30, 2005	By:	/s/ Cornelius T. Klerk
Cornelius T. Klerk
Chief Financial and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	The Sands Regent Reports First Quarter Fiscal 2006 Financial Results